Explanation of Responses
                            ------------------------

Name:                         Citadel Equity Fund Ltd.
Address:                      c/o Citadel Investment Group, L.L.C.
                              131 S. Dearborn Street, 32nd Floor
                              Chicago, Illinois 60603

Issuer and Ticker Symbol:     Harbin Electric, Inc.      HRBN

Date of Event                 8/30/2006
Requiring Statement:


Explanation of Responses:

Citadel Equity Fund Ltd. entered into a purchase agreement, dated August 29, 2006 (the "Purchase Agreement") with the Issuer, Advanced Electric Motors, Inc., a wholly owned subsidiary of the Issuer, and Merrill Lynch International, pursuant to which Citadel Equity Fund Ltd. purchased, among other things, (i) six-year warrants to purchase an aggregate of 2,192,308 shares of common stock of Issuer and (ii) six-year warrants to purchase an aggregate of 525,830 shares of common stock of Issuer. Citadel Limited Partnership is the trading manager of Citadel Equity Fund Ltd. and consequently has voting control and investment discretion over securities held by Citadel Equity Fund Ltd., and may be deemed to indirectly control Citadel Equity Fund Ltd. Citadel Investment Group (Hong
Kong) Limited provides investment advisory services to Citadel Limited Partnership with respect to Hong Kong-based investment activities. Each of the other persons jointly filing this Form 3 may be deemed to indirectly control Citadel Equity Fund Ltd.

                             JOINT FILER INFORMATION
                             -----------------------

Name:                         Citadel Investment Group, L.L.C.
Address:                      131 S. Dearborn Street, 32nd Floor
                              Chicago, Illinois 60603
Designated Filer:             Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:     Harbin Electric, Inc.      HRBN

Date of Event                 8/30/2006
Requiring Statement:


CITADEL INVESTMENT GROUP, L.L.C.


By:  /s/ Matthew B. Hinerfeld
   -----------------------------------------
     Matthew B. Hinerfeld,
     Managing Director and General Counsel

                             JOINT FILER INFORMATION
                             -----------------------

Name:                         Citadel Limited Partnership
Address:                      c/o Citadel Investment Group, L.L.C.
                              131 S. Dearborn Street, 32nd Floor
                              Chicago, Illinois 60603

Designated Filer:             Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:     Harbin Electric, Inc.      HRBN

Date of Event                 8/30/2006
Requiring Statement:



CITADEL LIMITED PARTNERSHIP

By:      Citadel Investment Group, L.L.C.,
         its General Partner


By: /s/ Matthew B. Hinerfeld
   -----------------------------------------
    Matthew B. Hinerfeld,
    Managing Director and General Counsel

                             JOINT FILER INFORMATION
                             -----------------------

Name:                         Citadel Investment Group (Hong Kong) Limited
Address:                      c/o Citadel Investment Group, L.L.C.
                              131 S. Dearborn Street, 32nd Floor
                              Chicago, Illinois 60603

Designated Filer:             Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:     Harbin Electric, Inc.      HRBN

Date of Event                 8/30/2006
Requiring Statement:



CITADEL INVESTMENT GROUP (HONG KONG) LIMITED

By:      Citadel Investment Group, L.L.C.,
         its Sole Shareholder



By: /s/ Matthew B. Hinerfeld
   -----------------------------------------
    Matthew B. Hinerfeld,
    Managing Director and General Counsel

                             JOINT FILER INFORMATION
                             -----------------------

Name:                         Kenneth Griffin
Address:                      c/o Citadel Investment Group, L.L.C.
                              131 S. Dearborn Street, 32nd Floor
                              Chicago, Illinois 60603

Designated Filer:             Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:     Harbin Electric, Inc.      HRBN

Date of Event                 8/30/2006
Requiring Statement:




By: /s/ Matthew B. Hinerfeld
   -----------------------------------------
     Matthew B. Hinerfeld, attorney-in-fact**



** Matthew B. Hinerfeld is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 4, 2005, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G/A for Komag, Incorporated.

                             JOINT FILER INFORMATION
                             -----------------------

Name:                         Citadel Wellington LLC
Address:                      c/o Citadel Investment Group, L.L.C.
                              131 S. Dearborn Street, 32nd Floor
                              Chicago, Illinois 60603
Designated Filer:             Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:     Harbin Electric, Inc.      HRBN

Date of Event                 8/30/2006
Requiring Statement:



CITADEL WELLINGTON LLC

By:      Citadel Limited Partnership,
         its Managing Member

By:      Citadel Investment Group, L.L.C.,
         its General Partner



By: /s/ Matthew B. Hinerfeld
   -----------------------------------------
    Matthew B. Hinerfeld,
    Managing Director and General Counsel

                             JOINT FILER INFORMATION
                             -----------------------

Name:                         Citadel Kensington Global Strategies Fund Ltd.
Address:                      c/o Citadel Investment Group, L.L.C.
                              131 S. Dearborn Street, 32nd Floor
                              Chicago, Illinois 60603
Designated Filer:             Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:     Harbin Electric, Inc.      HRBN

Date of Event                 8/30/2006
Requiring Statement:



CITADEL KENSINGTON GLOBAL STRATEGIES FUND LTD.

By:      Citadel Limited Partnership,
         its Portfolio Manager

By:      Citadel Investment Group, L.L.C.,
         its General Partner



By: /s/ Matthew B. Hinerfeld
   -----------------------------------------
    Matthew B. Hinerfeld,
    Managing Director and General Counsel